Putnam
Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In a market environment unsettled by the residual anxiety of the September 11 terrorist attacks, the collapse of Enron, and the new set of uncertainties created by unrest in the Middle East, Putnam Income Fund was able to hold its ground during the challenging semiannual period that ended on April 30, 2002.

On the following pages, the report from your fund's management team will provide a full discussion of what has been driving the fund's performance as well as a view of prospects for the fiscal year's second half.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 19, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Core Fixed-Income Team

After two consecutive years of strong returns that far outpaced those in the volatile equity markets, the bond market became quite choppy during the six months ended April 30, 2002, your fund's semiannual fiscal reporting period. This volatility was the result of the transitional environment that characterized the semiannual period and included the end of the Federal Reserve Board's easing cycle and the beginning of an economic recovery in the United States. In this environment, bond yields generally rose -- and prices fell -- resulting in flat returns for your fund. Though the fund's return was not terribly impressive in absolute terms, it is important to note that for the six-month period, your fund's management team made several strategic decisions that resulted in the fund outperforming its benchmark, the Lehman Aggregate Bond Index. In addition, the fund's performance was well ahead of the average return of its Lipper Corporate Debt Funds category (see page 6 for details).

Total return for 6 months ended 4/30/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   0.04%  -4.66%   -0.33% -5.19%   -0.35% -1.32%   -0.05%  -3.26%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* ANTICIPATION OF ECONOMIC RECOVERY CAUSED RISE IN BOND YIELDS

Yields on bonds of all maturities rose during the period, with the sharpest rise occurring at the beginning of November. In the aftermath of September 11, investors poured money into bonds, especially short- to intermediate-maturity Treasuries. This brought yields, which were already low, to extremely low levels by the end of October. The yield on the 10-year Treasury bond had fallen to nearly 4% by November 1. In the first two weeks of November, reports about a strengthening U.S. economy, a surging stock market, and positive news from the war in Afghanistan all triggered the inevitable rise in yields from a significant sell-off in the bond market.


[GRAPHIC OMITTED: horizontal bar chart BOND-MARKET PERFORMANCE BY SECTOR]

BOND-MARKET PERFORMANCE BY SECTOR*

CSFB
High Yield Index         7.57%

Lehman
Mortgage-Backed
Securities Index         1.57%

Lehman
Credit Index            -0.45%

Lehman
Long-Term
Treasury Index          -4.61%

Footnote reads:
*For the six months ending 4/30/02. Based on net assets as of 4/30/02.
 Holdings will vary over time.

Since November, the bond market has been more volatile than normal, as uncertainty about the strength and timing of the recovery has caused mixed reactions to economic reports. These reports, in turn, have been varied and inconclusive. In addition, the corporate accounting scandal caused investors to become increasingly concerned about the ability of companies to make their interest payments.


Fund Profile

Putnam Income Fund is designed for investors seeking high current income consistent with prudent risk, through a diversified portfolio of corporate investment-grade bonds, U.S. government and agency bonds, and collateralized mortgage obligations. The fund is also designed to be a primary fixed-income holding in an investor's portfolio, seeking to perform well in all market and economic environments.

A strengthening economy typically has been viewed negatively by bond investors. Faster growth can potentially lead to higher inflation, and the fixed interest payments that bonds provide lose value when prices are rising. As a result, the bond market has been somewhat of a seesaw during 2002. For example, in March, yields rose as investors digested reports of stronger-than-expected economic growth as well as news that corporate accounting problems plagued more companies than just Enron. However, in April, yields again dropped as the news on the economy turned more negative.


[GRAPHIC OMITTED: horizontal bar chart CHANGES IN PORTFOLIO COMPOSITION]

CHANGES IN PORTFOLIO COMPOSITION*

                                   10/31/01         4/30/02
Corporate
bonds and notes                     28.2%            26.2%

U.S. government and
agency obligations                  68.6%            67.6%

Collateralized
mortgage obligations                12.2%            11.3%

Short-term
investments                          4.7%            12.4%

Other                                3.8%             6.1%

Footnote reads:
*Based on total net assets as of indicated dates. Holdings will vary over time.


* SEVERAL PORTFOLIO SECTORS CONTRIBUTED TO PERFORMANCE

The fund's solid relative performance resulted as much from what it didn't own as from what it did. When rates rose, short- and intermediate-maturity Treasury bonds were the hardest hit, while the corporate sector was hurt by the accounting scandal. We took steps to reduce the fund's weightings in these sectors during the period, which proved beneficial. The fund's mortgage-backed holdings and BB-rated corporate bonds also contributed positively to performance. The mortgage-backed holdings fared particularly well, as their yield spreads (the difference in yield compared to Treasuries) have been historically wide, producing high income and solid returns.

In the corporate market, we saw that the combination of a still-fragile economy and the accounting scandal was having a negative effect, so we pared back our holdings. We remained risk-averse and keenly aware of problem bond issues, and, as a result, the fund did not have any significant exposure to bonds that experienced difficulties. Certain industries in the corporate sector, such as banking and brokerage and some industrial bonds, have been performing well for some time. We sold several issues that had a long run of strong performance because we didn't believe there was much upside left and thought it prudent to sell into strength. We allocated the proceeds from these sales to 30-year Treasuries and the mortgage- and asset-backed sectors, which we believe can still benefit from this market and economic environment. Toward the end of the period, we reduced our holdings in BB-rated corporate bonds, which have performed well but may lag in the months to come.

These changes highlight what we believe are the strengths of Putnam's fixed-income department, including our expertise in the different sectors in which the fund invests -- government (including mortgage-backed), corporate investment grade, and corporate high yield. The mortgage-backed sector, for example, is a highly complex market and changes rapidly. We have a strong team of analysts who have been able to identify opportunities and add holdings to position the fund to benefit from the sector's strength over the past six months. In addition, Putnam is a large institution, giving us clout in the trading of fixed-income securities, especially those in the more specialized markets.

* OUTLOOK CALLS FOR A SLOW ECONOMIC RECOVERY

The fund is currently positioned for an economic recovery that we believe will continue to be choppy, somewhat slow, and prolonged. Already this year, we have seen the economy -- and the markets in response -- appear strong, then weak, then strong again. We feel the recovery will likely continue, but that its strength will be tempered by continuing uncertainty and skepticism about corporate profits, which should keep the Fed from either raising or lowering rates. Long-term Treasury yields should remain in a narrow range, between 4.75% and 5.5%, over the next several months. There are some risks to the U.S. economic recovery, including a slowdown in consumption, a sustained rise in oil prices, and a sharp decline in the value of the dollar.

In this environment, we believe that the fund's current overweighted position (relative to its benchmark index) in mortgage-backed and BB-rated corporate bonds, and its underweighted positions in corporate investment-grade bonds and short-term Treasuries should serve shareholders well over the coming months. Of course, we will keep a close eye on economic and market developments and make any necessary changes that we believe are warranted.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Core Fixed-Income Team. The members of this team are Kevin Cronin, Rob Bloemker, Andrea Burke, Joanne Driscoll,
D. William Kohli, Krishna Memani, James Prusko, and David Waldman.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 4/30/02

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/54)       (3/1/93)        (7/26/99)       (12/14/94)
                   NAV     POP     NAV   CDSC      NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          0.04%  -4.66%  -0.33%  -5.19%  -0.35%  -1.32%  -0.05%  -3.26%
------------------------------------------------------------------------------
1 year            7.00    1.93    6.09    1.09    6.05    5.05    6.69    3.29
------------------------------------------------------------------------------
5 years          29.67   23.59   24.95   23.06   24.81   24.81   28.26   24.11
Annual average    5.33    4.33    4.55    4.24    4.53    4.53    5.10    4.42
------------------------------------------------------------------------------
10 years         90.41   81.39   76.61   76.61   76.45   76.45   85.64   79.64
Annual average    6.65    6.14    5.85    5.85    5.84    5.84    6.38    6.03
------------------------------------------------------------------------------
Annual average
(life of fund)    8.28    8.17    7.26    7.26    7.47    7.47    7.80    7.73
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/02

                             Lehman Aggregate         Consumer
                                Bond Index           price index
------------------------------------------------------------------------------
6 months                         -0.01%                 1.07%
------------------------------------------------------------------------------
1 year                            7.84                  1.53
------------------------------------------------------------------------------
5 years                          44.65                 12.12
Annual average                    7.66                  2.31
------------------------------------------------------------------------------
10 years                        106.29                 28.67
Annual average                    7.51                  2.55
------------------------------------------------------------------------------
Annual average
(life of fund)                      --*                 4.09
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*The Lehman Aggregate Bond Index was introduced on 12/31/75.

LIPPER INFORMATION:

The average cumulative return for the 194 funds in the Lipper Corporate Debt Funds category over the 6 months ended 4/30/02 was -0.89%. Over the 1-, 5-, and 10-year periods ended 4/30/02, annualized returns for the category were 6.34%, 6.43%, and 6.93%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                6             6             6             6
------------------------------------------------------------------------------
Income               $0.180        $0.156        $0.155        $0.174
------------------------------------------------------------------------------
  Total              $0.180        $0.156        $0.155        $0.174
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
10/31/01         $6.69   $7.02      $6.65         $6.67    $6.64   $6.86
------------------------------------------------------------------------------
4/30/02           6.51    6.83       6.47          6.49     6.46    6.68
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1            5.53%   5.27%      4.82%         4.81%    5.39%   5.21%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2           5.93    5.65       5.18          5.18     5.68    5.49
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/54)       (3/1/93)        (7/26/99)       (12/14/94)
                   NAV     POP     NAV   CDSC      NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -0.16%  -4.90%  -0.68%  -5.53%  -0.69%  -1.66%  -0.40%  -3.63%
------------------------------------------------------------------------------
1 year            4.71   -0.21    3.97   -0.99    3.94    2.95    4.39    0.94
------------------------------------------------------------------------------
5 years          29.10   22.99   24.39   22.52   24.31   24.31   27.69   23.52
Annual average    5.24    4.23    4.46    4.15    4.45    4.45    5.01    4.32
------------------------------------------------------------------------------
10 years         87.78   78.90   74.07   74.07   74.13   74.13   83.09   77.20
Annual average    6.50    5.99    5.70    5.70    5.70    5.70    6.23    5.89
------------------------------------------------------------------------------
Annual average
(life of fund)    8.25    8.14    7.23    7.23    7.44    7.44    7.78    7.70
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities. The index assumes reinvestment of all distributions and do not account for fees. Securities and performance of the fund and the index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2002 (Unaudited)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (67.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (54.4%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corporation
$           609,859 7 1/2s, December 1, 2029                                                         $      637,395
            370,280 7s, January 1, 2015                                                                     387,557
            813,757 Federal National Mortgage Association Graduated
                    Payment Mortgages 8s, December 1, 2008                                                  859,669
                    Federal National Mortgage Association Pass-Through Certificates
             85,231 11s, with due dates from September 1, 2014 to October 1, 2015                            95,739
         10,700,426 8s, with due dates from January 1, 2025 to June 1, 2028                              11,377,703
         11,967,826 7 1/2s, with due dates from September 1, 2022 to March 1, 2031                       12,507,947
         41,669,000 7 1/4s, May 15, 2030                                                                 46,858,041
         22,271,000 7 1/4s, January 15, 2010                                                             24,759,116
         11,541,463 7s, with due dates from September 1, 2029 to January 1, 2032                         11,920,374
         24,020,838 7s, with due dates from January 1, 2007 to April 1, 2017                             25,145,087
        133,429,000 TBA, 7s, May 1, 2032                                                                137,640,019
         85,688,000 TBA, 7s, May 1, 2017                                                                 89,517,397
            115,000 6 5/8s, November 15, 2030                                                               120,175
        351,964,218 6 1/2s, with due dates from October 1, 2030 to May 1, 2032                          356,463,090
        305,085,394 6 1/2s, with due dates from September 1, 2010 to March 1, 2017                      314,829,076
        142,174,000 TBA, 6 1/2s, May 1, 2032                                                            143,863,027
            199,854 6s, with due dates from October 1, 2031 to March 1, 2032                                197,714
         86,417,015 6s, with due dates from August 1, 2013 to April 1, 2017                              87,705,042
        100,140,000 TBA, 6s, May 1, 2032                                                                 98,951,338
          1,547,514 5 1/2s, August 15, 2014                                                               1,551,259
                    Government National Mortgage Association Pass-
                    Through Certificates
            132,865 11s, with due dates from January 15, 2010 to July 15, 2013                              149,554
          8,183,906 9 1/2s, November 15, 2028                                                             9,115,235
            116,061 9s, with due dates from September 15, 2008 to May 15, 2009                              126,831
         68,486,253 8s, with due dates from January 15, 2022 to November 15, 2028                        73,107,335
          6,193,137 7 1/2s, with due dates from August 15, 2029 to January 15, 2030                       6,508,615
         28,653,212 7s, with due dates from January 15, 2023 to December 15, 2028                        29,795,254
        263,661,000 TBA, 7s, May 1, 2032                                                                272,229,983
         82,074,729 6 1/2s, with due dates from September 15, 2024 to
                    February 15, 2032                                                                    83,473,826
                                                                                                      -------------
                                                                                                      1,839,893,398

U.S. Treasury Obligations (13.2%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         14,575,000 8s, November 15, 2021                                                                18,457,926
         11,875,000 6 1/4s, May 15, 2030                                                                 12,741,519
         14,825,000 6s, February 15, 2026                                                                15,292,877
        100,290,000 5 3/8s, February 15, 2031                                                            97,061,665
                    U.S. Treasury Notes
         23,065,000 7s, July 15, 2006 (SEG)                                                              25,407,481
         99,005,000 4 7/8s, February 15, 2012                                                            97,318,945
         24,925,000 4 5/8s, May 15, 2006                                                                 25,252,016
        154,220,000 3 3/8s, April 30, 2004                                                              154,605,550
                                                                                                     --------------
                                                                                                        446,137,979
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $2,274,785,698)                                                            $2,286,031,377

CORPORATE BONDS AND NOTES (26.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (--%)
-------------------------------------------------------------------------------------------------------------------
$           390,000 Telehub Communications Corp. company guaranty stepped-coupon
                    zero % (13 7/8s, 7/31/02), 2005 (In default) (NON) (STP)                          $           1

Aerospace and Defense (0.9%)
-------------------------------------------------------------------------------------------------------------------
          8,665,000 Boeing Co. (The) deb. 6 5/8s, 2038                                                    8,284,953
          3,600,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                              4,276,475
          4,350,000 Raytheon Co. notes 8.3s, 2010                                                         4,802,226
         12,409,000 Raytheon Co. notes 6.15s, 2008                                                       12,251,158
                                                                                                      -------------
                                                                                                         29,614,812

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,641,649 Continental Airlines, Inc. pass through certificates Ser. 974C,
                    6.8s, 2009                                                                            1,563,589
          5,833,587 Continental Airlines, Inc. pass-through certificates Ser. 981C,
                    6.541s, 2009                                                                          5,434,628
          3,550,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                 3,408,000
          2,000,000 United Airlines, Inc. pass-through certificates Ser. 01-1, Class B,
                    6.932s, 2011                                                                          1,547,220
                                                                                                      -------------
                                                                                                         11,953,437

Automotive (1.0%)
-------------------------------------------------------------------------------------------------------------------
          7,245,000 DaimlerChrysler Corp. company guaranty 8 1/2s, 2031                                   8,030,068
          3,920,000 Dana Corp. notes 9s, 2011                                                             4,008,200
         11,505,000 Ford Motor Co. bonds 6 5/8s, 2028                                                     9,865,653
          5,955,000 Ford Motor Co. notes 7.45s, 2031                                                      5,625,569
          4,465,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                  4,696,153
                                                                                                      -------------
                                                                                                         32,225,643

Banking (3.9%)
-------------------------------------------------------------------------------------------------------------------
          2,173,000 Bank of America Corp. sub. notes 7.4s, 2011                                           2,337,409
         10,685,000 Bank United Corp. notes Ser. A, 8s, 2009                                             11,623,570
          4,095,000 BankBoston NA sub. notes Ser. BKNT, 6 3/8s, 2008                                      4,177,924
         16,885,000 Citicorp sub. notes 6 3/8s, 2008                                                     17,289,396
            900,000 Colonial Bank sub. notes 9 3/8s, 2011                                                   966,969
          7,470,000 Colonial Bank sub. notes 8s, 2009                                                     7,431,978
          3,785,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                4,069,102
          2,025,000 Firstar Bank Milwaukee sr. notes 6 1/4s, 2002                                         2,068,234
          3,735,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                3,730,817
          8,170,000 Imperial Bank sub. notes 8 1/2s, 2009                                                 9,015,335
          6,930,000 JPMorgan Chase & Co. notes 5.35s, 2007                                                6,870,679
          4,020,000 National City Corp. sub. notes 7.2s, 2005                                             4,287,250
          6,215,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                     6,657,632
         18,995,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                        18,457,631
          8,500,000 PNC Funding Corp. company guaranty 5 3/4s, 2006                                       8,592,140
          9,215,000 Royal Bank of Scotland Group PLC bonds Ser. 2, 8.817s,
                    2005 (United Kingdom)                                                                10,003,988
          9,140,000 Salomon, Inc. sr. notes 7.2s, 2004                                                    9,720,481
          1,620,000 Salomon, Inc. sr. notes 6 3/4s, 2003                                                  1,673,201
          3,835,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       4,199,325
            160,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          159,419
                                                                                                      -------------
                                                                                                        133,332,480

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 British Sky Broadcasting PLC company guaranty 8.2s,
                    2009 (United Kingdom)                                                                 3,345,210
          1,780,000 News America, Inc. sr. notes 6 5/8s, 2008                                             1,783,275
                                                                                                      -------------
                                                                                                          5,128,485

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,100,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                        1,127,500
          3,838,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         3,905,165
                                                                                                      -------------
                                                                                                          5,032,665

Chemicals (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,204,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                            1,285,270
          2,350,000 Equistar Chemicals LP/Equistar Funding Corp. company
                    guaranty 10 1/8s, 2008                                                                2,314,750
            210,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                           232,050
            590,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                 659,956
          1,440,000 IMC Global, Inc. notes 6.55s, 2005                                                    1,379,362
          2,370,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                 2,346,300
          2,100,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                            2,068,500
          1,810,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                 1,846,200
            520,000 Millenium America, Inc. company guaranty 7s, 2006                                       500,209
                                                                                                      -------------
                                                                                                         12,632,597

Computers (0.2%)
-------------------------------------------------------------------------------------------------------------------
          7,150,000 IBM Corp. deb. 7 1/8s, 2050                                                           7,086,794

Conglomerates (0.3%)
-------------------------------------------------------------------------------------------------------------------
         12,710,000 Tyco International, Ltd. notes 6 3/8s, 2011 (Luxembourg)                             10,072,675

Consumer Finance (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,360,000 Capital One Financial Corp. notes 7 1/4s, 2006                                        2,352,021
            620,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                      192,200
          6,415,000 General Motors Acceptance Corp. notes 7s, 2012                                        6,450,439
          6,250,000 General Motors Acceptance Corp. notes 6 1/8s, 2006                                    6,318,938
          6,865,000 General Motors Acceptance Corp. notes Ser. MTN, 5.36s, 2004                           6,911,476
                                                                                                      -------------
                                                                                                         22,225,074

Distribution (--%)
-------------------------------------------------------------------------------------------------------------------
          1,360,000 Pepsi Bottling Holdings, Inc. 144A company guaranty 5 3/8s, 2004                      1,398,420

Electric Utilities (2.2%)
-------------------------------------------------------------------------------------------------------------------
          5,760,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     5,982,970
          3,090,000 Avista Corp. sr. notes 9 3/4s, 2008                                                   3,316,682
          7,070,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    7,404,835
          3,450,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                 3,657,000
          3,040,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                               3,215,712
          5,895,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       5,954,068
         10,825,000 DPL, Inc. bonds 8 1/8s, 2031                                                         10,446,759
         13,700,000 FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                         13,074,595
          3,730,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                   4,093,675
                299 Northeast Utilities notes Ser. A, 8.58s, 2006                                               323
          3,930,000 Northwestern Corp. 144A notes 8 3/4s, 2012                                            3,968,177
          4,450,000 NRG Energy, Inc. sr. notes 6 3/4s, 2006                                               4,275,026
          2,210,000 Progress Energy, Inc. sr. notes 6.55s, 2004                                           2,289,450
          8,330,000 PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                      8,421,815
                                                                                                      -------------
                                                                                                         76,101,087

Electronics (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,460,000 Sequa Corp. sr. notes 9s, 2009                                                        3,511,900

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,750,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 2,866,875
          9,200,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                       9,198,344
                                                                                                      -------------
                                                                                                         12,065,219

Financial (4.5%)
-------------------------------------------------------------------------------------------------------------------
          6,620,000 Ace INA Holdings, Inc. company guaranty 8.3s, 2006                                    7,314,504
          5,395,000 American General Institute 144A company guaranty 8 1/8s, 2046                         6,116,204
          4,265,000 Associates First Capital Corp. deb. 6.95s, 2018                                       4,341,386
          5,285,000 Associates First Capital Corp. sub. deb. 8.15s, 2009                                  5,837,811
          7,400,000 CIT Group, Inc. sr. notes 7 3/4s, 2012                                                7,299,437
          9,655,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                2,993,050
          1,050,000 Fairfax Financial Holdings, Ltd. notes 6 7/8s, 2008 (Canada)                            892,920
         13,404,000 First Union Capital II Ser. A, company guaranty, 7.95s, 2029                         13,976,485
          4,220,000 Ford Motor Credit Corp. bonds 7 3/8s, 2011                                            4,248,358
          1,600,000 Ford Motor Credit Corp. notes 7.6s, 2005                                              1,658,864
          7,920,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            7,982,172
         17,720,000 Ford Motor Credit Corp. notes 6 1/2s, 2007                                           17,604,973
          1,550,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                          1,437,176
          5,985,000 Household Finance Corp. notes 6 1/2s, 2008                                            5,964,172
          9,070,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      7,126,662
          4,425,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                           3,567,922
          7,405,000 Metlife, Inc. sr. notes 5 1/4s, 2006                                                  7,401,970
          2,502,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                              2,727,180
         13,975,000 Principal Financial Group AU 144A notes 5.996s, 2004 (Australia)                     14,922,505
         12,166,000 Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049                     12,721,378
          7,510,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                           3,154,200
         11,940,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                      11,978,924
            520,000 Willis Corroon Corp. 144A company guaranty 9s, 2009                                     540,800
                                                                                                      -------------
                                                                                                        151,809,053

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
         13,100,000 Kraft Foods, Inc. notes 4 5/8s, 2006                                                 12,820,446

Gaming & Lottery (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,590,000 International Game Technology sr. notes 7 7/8s, 2004                                  1,653,600
          1,140,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                            1,251,150
            800,000 MGM Mirage, Inc. company guaranty 9 3/4s, 2007                                          882,000
          1,510,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                        1,570,400
          1,375,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                1,392,188
          2,090,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                           2,163,150
            910,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                   894,881
          4,420,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                            4,718,350
                                                                                                      -------------
                                                                                                         14,525,719

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,880,000 HCA, Inc. med. term notes 8.7s, 2010                                                  3,183,466
          1,275,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, 9 1/2s,
                    2007 (In default) (NON)                                                                  12,750
            550,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                    Ser. B, zero % (10 1/2s, 11/1/02), 2007 (In default) (NON) (STP)                          2,750
            120,000 Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)                         12
                                                                                                      -------------
                                                                                                          3,198,978

Homebuilding (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,135,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           4,072,975
          1,570,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                     1,750,550
          1,173,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                1,178,865
                                                                                                      -------------
                                                                                                          7,002,390

Industrial (0.8%)
-------------------------------------------------------------------------------------------------------------------
         26,560,000 TRAINS 5-2002 144A sec. notes FRN 5.996s, 2007                                       26,511,926

Investment Banking/Brokerage (0.2%)
-------------------------------------------------------------------------------------------------------------------
          7,210,000 Morgan Stanley Dean Witter & Co. sr. notes 6 3/4s, 2011                               7,273,592

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 Felcor Lodging LP company guaranty 8 1/2s, 2011 (R)                                   1,640,000
            660,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                     697,950
          2,100,000 Hilton Hotels Corp. notes 8 1/4s, 2011                                                2,139,007
          4,140,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            4,062,375
          1,190,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    1,201,900
                                                                                                      -------------
                                                                                                          9,741,232

Media (0.2%)
-------------------------------------------------------------------------------------------------------------------
          7,645,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                              7,127,586

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
            585,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s,
                    2007 (In default) (NON)                                                                      59
            600,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s,
                    2008 (In default) (NON)                                                                      60
                                                                                                      -------------
                                                                                                                119

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
          1,725,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          1,737,938
            120,400 Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s, 2007 (PIK)                      42,140
                                                                                                      -------------
                                                                                                          1,780,078

Oil & Gas (3.0%)
-------------------------------------------------------------------------------------------------------------------
          5,600,000 Conoco Funding Co. company guaranty 6.35s, 2011                                       5,660,368
          8,570,000 Conoco Funding Co. company guaranty 5.45s, 2006                                       8,625,791
          1,080,000 El Paso Energy Partners L.P. company guaranty Ser. B, 8 1/2s, 2011                    1,112,400
         16,615,000 Kerr-McGee Corp. company guaranty 6 7/8s, 2011                                       17,037,021
          4,240,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            4,526,200
         12,975,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                   13,572,499
          1,015,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                         989,625
         13,305,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                 13,409,311
         12,440,000 Occidental Petroleum, Corp. 144A Structured Notes 6.019%,
                    2004 (issued by STEERS Credit Trust 2001)                                            12,751,000
          9,100,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                            10,543,533
          2,210,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                           2,464,150
          2,230,000 Transcontinental Gas Pipeline Corp. notes Ser. B, 7s, 2011                            2,155,786
          3,765,000 Union Oil Company of California company guaranty 7 1/2s, 2029                         3,934,802
          3,530,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                  3,710,877
                                                                                                      -------------
                                                                                                        100,493,363

Paper & Forest Products (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,010,000 Boise Cascade Corp. notes 7 1/2s, 2008                                                2,027,397
          2,925,000 Georgia-Pacific Corp. notes 8 7/8s, 2031                                              2,845,177
          1,199,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                        1,276,935
          5,350,000 Weyerhaeuser Co. 144A bonds 7 3/8s, 2032                                              5,369,153
          4,460,000 Weyerhaeuser Co. 144A notes 6 3/4s, 2012                                              4,499,382
                                                                                                      -------------
                                                                                                         16,018,044

Pharmaceuticals (0.4%)
-------------------------------------------------------------------------------------------------------------------
         14,815,000 Bristol-Myers Squibb Co. notes 4 3/4s, 2006                                          14,690,702

Photography/Imaging (0.1%)
-------------------------------------------------------------------------------------------------------------------
            380,000 Xerox Capital Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                        348,650
            560,000 Xerox Corp. notes 5 1/2s, 2003                                                          522,200
            950,000 Xerox Corp. notes Ser. E, 5 1/4s, 2003                                                  885,875
          1,720,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                               1,642,600
                                                                                                      -------------
                                                                                                          3,399,325

Power Producers (0.3%)
-------------------------------------------------------------------------------------------------------------------
          3,620,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                3,004,600
          1,750,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                1,435,000
            250,000 Midland Funding II deb. Ser. B, 13 1/4s, 2006                                           289,950
                163 Midland Funding II Corp. deb. Ser. C-94, 10.33s, 2002                                       164
          3,340,000 Mirant Americas Generation, Inc. sr. notes 8.3s, 2011                                 3,122,900
          1,163,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                    1,069,960
                                                                                                      -------------
                                                                                                          8,922,574

Publishing (--%)
-------------------------------------------------------------------------------------------------------------------
          1,160,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                            997,600
            195,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                            157,950
                                                                                                      -------------
                                                                                                          1,155,550

Railroads (0.5%)
-------------------------------------------------------------------------------------------------------------------
          8,420,000 Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                 8,820,371
          7,000,000 Union Pacific Corp. notes 5 3/4s, 2007                                                6,947,850
                                                                                                      -------------
                                                                                                         15,768,221

Real Estate (0.3%)
-------------------------------------------------------------------------------------------------------------------
          8,615,000 Simon Property Group LP 144A notes 6 3/8s, 2007                                       8,580,626
          1,000,000 Tanger Properties, Ltd. company guaranty 7 7/8s, 2004                                   985,000
                                                                                                      -------------
                                                                                                          9,565,626

Regional Bells (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,425,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2006                             1,912,719
          6,000,000 Qwest Capital Funding, Inc. company guaranty 7 1/4s, 2011                             4,380,000
          2,660,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                   2,638,157
                                                                                                      -------------
                                                                                                          8,930,876

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,460,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                2,644,500

Retail (0.3%)
-------------------------------------------------------------------------------------------------------------------
            910,000 Dillards, Inc. notes 6.43s, 2004                                                        886,549
          4,320,000 JC Penney Company, Inc. notes 7.6s, 2007                                              4,276,800
            810,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              858,600
          1,000,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               938,970
          2,760,000 Southland Corp. sr. sub. deb. 5s, 2003                                                2,660,640
                                                                                                      -------------
                                                                                                          9,621,559

Semiconductor (--%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Micron Technology, Inc. cv. 6 1/2s, 2005                                                950,000

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
             27,960 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                     13,980

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
            745,000 Flextronics International, Ltd. sr. sub. notes 9 7/8s, 2010 (Singapore)                 803,669

Telecommunications (1.3%)
-------------------------------------------------------------------------------------------------------------------
          7,263,391 Calpoint Receivable Structured Trust 2001 144A bonds 7.44s, 2006                      5,883,346
          6,630,000 Cingular Wireless 144A notes 5 5/8s, 2006                                             6,461,200
          4,830,000 France Telecom notes 8 1/4s, 2011 (France)                                            4,921,335
          2,750,000 PanAmSat Corp. 144A sr. notes 8 1/2s, 2012                                            2,754,975
          9,405,000 Sprint Capital Corp. company guaranty 5 7/8s, 2004                                    8,907,381
          4,465,000 Sprint Capital Corp. 144A bonds 8 3/4s, 2032                                          4,262,691
         11,165,000 Verizon Wireless, Inc. 144A notes 5 3/8s, 2006                                       10,718,623
                                                                                                      -------------
                                                                                                         43,909,551

Telephone (0.2%)
-------------------------------------------------------------------------------------------------------------------
         12,960,000 WorldCom, Inc.-WorldCom Group notes 7 1/2s, 2011                                      6,156,000

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
            320,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                           64,000

Tobacco (0.3%)
-------------------------------------------------------------------------------------------------------------------
          6,198,000 Philip Morris Companies, Inc. notes 7 1/4s, 2003                                      6,380,407
          4,530,000 Philip Morris Companies, Inc. notes 7 1/8s, 2004                                      4,781,053
                                                                                                      -------------
                                                                                                         11,161,460

Toys (--%)
-------------------------------------------------------------------------------------------------------------------
            960,000 Hasbro, Inc. notes 6.15s, 2008                                                          873,600

Waste Management (0.6%)
-------------------------------------------------------------------------------------------------------------------
          8,460,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                      6,641,100
          4,250,000 Waste Management, Inc. notes 6 5/8s, 2002                                             4,273,460
          8,245,000 Waste Management, Inc. sr. notes 6 1/2s, 2008                                         8,122,534
                                                                                                      -------------
                                                                                                         19,037,094

Water Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                            450,000
          5,820,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                          5,238,000
                                                                                                      -------------
                                                                                                          5,688,000
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $897,582,537)                               $ 884,040,102

COLLATERALIZED MORTGAGE OBLIGATIONS (11.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Amortizing Residential Collateral Trust
$        35,420,000 Ser. 02-BC1, Class A, IO, 6s, 2005                                                $   2,926,301
         80,259,000 Ser. 01-BC6, Class A, IO, 6s, 2004                                                    6,295,315
          3,223,000 Ser. 02-BC1, Class M2, FRN, 2.95s, 2032                                               3,183,993
          2,145,965 Arc Net Interest Margin Trust FRN Ser. 01-5A, Class A, 2.544s, 2008                   2,140,600
            670,038 Arc Net Interest Margin Trust 144A Ser. 01-6A, Class A, 7 1/4s, 2031                    662,644
          4,136,519 Arc Net Interest Margin Trust 144A Ser. 02-1A, Class A, 7 3/4s, 2032                  4,095,800
         11,943,218 Banc of America Commercial Mortgage, Inc. Ser. 01-PB1,
                    Class XC, IO, 0.8s, 2035                                                                549,108
          2,900,000 Bear Stearns Commercial Mortgage Securitization Corp.
                    Ser. 02-HOME, Class D, FRN, 3.6s, 2004                                                2,900,000
         12,601,973 Blackstone Hotel Acquisition Co. sr. mtge. bank term loan 6.919s,
                    2003 (acquired 8/17/98, cost $20,295,325) (RES)                                      18,354,987
          2,988,178 Chase Commercial Mortgage Securities Corp. Ser. 98-1,
                    Class A1, 6.34s, 2006                                                                 3,099,651
        135,987,422 Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO,
                    1.162s, 2020                                                                          7,883,021
                    Countrywide Home Loan
          8,905,000 Ser. 98-A12, Class A14, 8s, 2028                                                      9,478,259
          6,994,010 Ser. 98-3, Class A5, 6 3/4s, 2028                                                     7,085,806
          9,610,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                9,670,447
         18,494,500 Criimi Mae Commercial Mortgage Trust Ser. 98-C1,
                    Class A2, 7s, 2011                                                                   18,667,886
          7,975,000 Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
                    Class B, 7s, 2011                                                                     7,431,703
                    CS First Boston Mortgage Securities Corp.
          3,876,026 Ser. 01-CK3, Class A1, 5.26s, 2006                                                    3,953,415
          1,279,895 Ser. 01-CKN5, Class A1, 3.801s, 2006                                                  1,270,472
         18,415,880 DLJ Commercial Mortgage Corp. Ser. 00-CKP1, Class A1A,
                    6.93s, 2009                                                                          19,419,177
                    Fannie Mae
              3,624 Ser. 92-15, Class L, IO, 10.376s, 2022                                                   87,501
          4,729,288 Ser. 01-T8, Class A1, 7 1/2s, 2031                                                    5,021,913
         25,595,383 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                   27,179,097
         22,949,290 Ser. 319, Class 2, IO, 6 1/2s, 2032                                                   6,332,570
         11,284,633 Ser. 01-67, Class IA, IO, 6s, 2019                                                    1,176,130
          7,791,613 Ser. 318, Class 2, IO, 6s, 2032                                                       2,354,528
                    Fannie Mae
        176,114,675 Ser. 01-T12, IO, 0.572s, 2041                                                         3,247,114
        132,211,167 Ser. 02-T1, IO, 0.429s, 2031                                                          1,828,233
            993,809 Ser. 01-T7, PO, zero %, 2031                                                            663,367
            794,706 Ser. 00-T6, PO, zero %, 2030                                                            530,467
            569,411 Ser. 01-T3, PO, zero %, 2029                                                            380,082
          2,896,319 Ser. 01-T4, PO, zero %, 2028                                                          1,933,293
            191,547 Ser. 01-T1, PO, zero %, 2028                                                            127,858
         21,595,000 FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2, 7.77s, 2027                     23,573,534
          7,681,000 First Union National Bank Commercial Mortgage Ser. 00-C1,
                    Class E, 8.499s, 2010                                                                 8,312,282
            870,000 First Union National Bank Commercial Mortgage 144A Ser. 01-C4,
                    Class F, 6.79s, 2033                                                                    902,455
                    Freddie Mac
            419,000 Ser. 2028, Class SG, IO, 10.197s, 2023                                                  148,483
         23,716,555 Ser. 2422, Class IB, IO, 6 1/2s, 2028                                                 3,794,649
         27,027,576 Ser. 2400, Class IB, IO, 6 1/2s, 2026                                                 4,391,981
         10,160,769 Ser. 2422, Class DI, IO, 6 1/2s, 2022                                                 1,546,342
         19,136,819 Ser. 204, Class IO, 6s, 2029                                                          4,781,216
          5,804,000 Ser. 2382, Class IM, IO, 6s, 2021                                                       774,012
         14,996,016 Ser. 2366, Class IA, IO, 6s, 2019                                                     1,457,029
          1,307,174 G-Force FRB Ser. 01-1, Class A, 4.18s, 2033                                           1,309,217
         18,609,628 GE Capital Commercial Mortgage Corp. Ser. 01-3, Class X1,
                    IO, 0.6843s, 2038                                                                       814,171
          7,870,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                    6 3/4s, 2028                                                                          7,981,675
         15,860,713 General Growth Properties-Mall Properties Trust FRB Ser. 01-C1A,
                    Class D3, 4.11s, 2014                                                                15,860,713
          1,266,275 General Growth Properties-Mall Properties Trust 144A Ser. 01-C1A,
                    Class D2, 5.89s, 2011                                                                 1,240,380
                    GMAC Commercial Mortgage Securities, Inc.
         11,894,000 Ser. 97-C2, Class A2, 6.55s, 2007                                                    12,310,290
          9,305,000 Ser. 98-C2, Class D, 6 1/2s, 2010                                                     9,411,347
            965,169 Ser. 01-C2, Class A1, 6 1/4s, 2034                                                      999,252
        107,971,216 GMAC Commercial Mortgage Securities, Inc. 144A FRN Ser. 01-C1,
                    Class X1, IO, 0.609s, 2011                                                            4,133,273
                    Government National Mortgage Association
          2,082,572 Ser. 99-31, Class MP, PO, zero %, 2029                                                1,811,512
         10,910,646 Ser. 98-2, Class EA, PO, zero %, 2028                                                 9,052,007
          8,200,000 GS Mortgage Securities Corp. II Ser. 01-LIB, Class A2, 6.615s, 2016                   8,203,395
          1,449,016 Headlands Mortgage Securities, Inc. Ser. 98-1, Class X2, IO,
                    6 1/2s, 2028                                                                            195,617
            394,000 Host Marriott Pool Trust Ser. 99-HMTA, Class C, 7.73s, 2009                             416,039
                    Housing Securities Inc.
          1,385,790 Ser. 93-F, Class F9M2, 7s, 2023                                                       1,396,989
            259,221 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                      245,731
                    LB Commercial Conduit Mortgage Trust
          5,118,000 Ser. 1999-C2, Class B, 7.425s, 2009                                                   5,557,508
            990,128 Ser. 99-C1, Class A1, 6.41s, 2007                                                     1,034,491
                    LB-UBS Commercial Mortgage Trust
          8,185,000 Ser. 00-C5, Class A2, 6.51s, 2010                                                     8,495,940
         20,945,000 Ser. 01-C3, Class A2, 6.37s, 2011                                                    21,527,533
         58,793,667 LB-UBS Commercial Mortgage Trust 144A Ser. 01-C7,
                    Class XCL, IO, 0.831s, 2033                                                           2,326,171
                    Merrill Lynch Mortgage Investors, Inc.
         10,018,939 Ser. 96-C2, IO, 1.757s, 2028                                                            616,791
          4,805,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      4,653,905
          1,677,303 Ser. 98-C2, Class A1, 6.22s, 2030                                                     1,739,195
                    Morgan Stanley Dean Witter Capital I
          2,300,000 Ser. 00, Class B, 7.638s, 2010                                                        2,537,906
          1,317,417 Ser. 01-IQA, Class A1, 4.57s, 2006                                                    1,314,388
                    Morgan Stanley Dean Witter Capital I 144A
          1,949,507 FRB Ser. 01-XLF, Class D, 3.6s, 2013                                                  1,946,461
          1,334,898 FRB Ser. 01-XLF, Class E, 3.343s, 2013                                                1,320,506
         34,180,737 PNC Mortgage Acceptance Corp. Ser. 01-C1, Class X1,
                    IO, 0.697s, 2021                                                                      1,506,089
            674,925 Prudential Home Mortgage Securities Ser. 92-25,
                    Class B3, 8s, 2022                                                                      686,179
                    Prudential Home Mortgage Securities 144A
            354,323 Ser. 94-31, Class B3, 8s, 2009                                                          356,648
            226,958 Ser. 94-31, Class B4, 8s, 2009                                                          227,880
          7,580,000 Residential Funding Mortgage Ser. 98-S13, Class A21,
                    6 3/4s, 2028                                                                          7,702,493
          3,395,000 Salomon Brothers Mortgage Securities VII Ser. 00-C1,
                    Class G, 7.52s, 2010                                                                  3,528,148
         21,975,865 Structured Asset Security Corp. Ser. 98-RF3, IO, 2.621s, 2028                         4,021,583
         12,450,402 TIAA Retail Commercial Mortgage Trust Ser. 1999-1,
                    Class A, 7.17s, 2032                                                                 13,191,201
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $378,743,125)                     $ 389,285,345

ASSET-BACKED SECURITIES (5.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,349,066 ABSC Nims Trust Ser. 01-HE3, Class A, 7s, 2031                                    $   1,324,614
          4,705,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                          5,024,611
          4,321,000 AQ Finance NIM Trust Ser. 02-1, Class NOTE, 9 1/2s, 2032                              4,318,451
          3,177,740 Asset Backed Funding Corp. NIM Trust Ser. 02-WF1, 9.32s, 2032                         3,146,459
          6,876,000 Asset Backed Securities Corp. Ser. 02-HE2, Class M2, FRN,
                    2.974s, 2032                                                                          6,812,612
         51,925,000 Asset Backed Securities Corp. Home Equity Loan Trust,
                    Ser. 02-HE1, Class A, IO, 6 1/2s, 2032                                                5,168,147
          9,126,000 Bank One Issuance Trust Ser. 02-C1, Class C1, FRN, 2.801s, 2007                       9,126,000
        537,769,627 Bayview Financial Acquisition Trust 144A Ser. 02-XA, Class A1,
                    IO, 1.326s, 2005                                                                      6,890,173
         17,270,000 Conseco Finance Securitizations Corp. Ser. 00-4, Class A6,
                    8.31s, 2032                                                                          18,416,331
         14,340,000 Conseco Finance Securitizations Corp. Ser. 00-5, Class A6,
                    7.96s, 2032                                                                          15,199,769
         10,707,000 Conseco Finance Securitizations Corp. Ser. 01-04, Class A4,
                    7.36s, 2019                                                                          10,775,086
          6,800,000 Conseco Finance Securitizations Corp. Ser. 01-3, Class A4,
                    6.91s, 2031                                                                           6,621,500
          4,730,000 Conseco Finance Securitizations Corp. Ser. 01-4, Class B1,
                    9.4s, 2010                                                                            4,452,723
         19,845,000 Conseco Finance Securitizations Corp. Ser. 02-1, Class A,
                    6.681s, 2033                                                                         19,969,825
          5,593,000 Conseco Finance Securitizations Corp. Ser. 02-1, Class M2,
                    9.546s, 2033                                                                          5,644,623
         60,221,773 Conseco Recreational Enthusiast Consumer Trust Ser. 01-A,
                    Class AP, IO, 5s, 2025                                                                4,754,268
          3,653,000 Consumer Credit Reference IDX Securities Ser. 02-1A,
                    Class A, FRB, 3.99s, 2007                                                             3,660,991
          5,151,958 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      3,400,293
          6,359,084 First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                           6,516,571
          1,855,000 Lehman Abs Manufactured Housing Contract Ser. 01-B,
                    Class A6, 6.467s, 2028                                                                1,801,192
         63,301,752 Lehman Manufactured Housing Ser. 98-1, Class 1, 0.818s, 2028                          1,362,469
          5,098,734 Madison Avenue Manufactured Housing Contract Ser. 02-A,
                    Class B1, FRN, 5.159s, 2032                                                           3,824,051
        372,972,871 Madison Avenue Manufactured Housing Contract Ser. 02-A,
                    IO, 0.3s, 2032                                                                        4,312,499
          2,847,843 Mid-State Trust Ser. 10, Class B, 7.54s, 2026                                         2,783,766
          1,895,000 Morgan Stanley Dean Witter Capital I Ser. 01-NC3, Class B1,
                    4.35s, 2031                                                                           1,869,832
          7,616,000 Morgan Stanley Dean Witter Capital I Ser. 01-NC4, Class B1,
                    FRN, 4.35s, 2032                                                                      7,564,830
          2,425,000 Morgan Stanley Dean Witter Capital I Ser. 02-AM2, Class B1,
                    FRN, 4.1s, 2032                                                                       2,380,668
          5,467,762 Morgan Stanley Dean Witter Capital I 144A Ser. 01-NC4N,
                    Class Note, 8 1/2s, 2032                                                              5,440,423
          3,156,604 NC Finance Trust Ser. 02-1, 9 1/4s, 2032                                              3,135,161
          6,137,353 Option One Mortgage Securities Corp. Ser. 02-2A, Class CFTS,
                    8.83s, 2032                                                                           6,137,015
          4,367,952 Option One Mortgage Securities Corp. 144A Ser. 02-1,
                    Class CTFS, 6 3/4s, 2032                                                              4,316,585
          3,057,000 Residential Asset Securities Corp. Ser. 02-KS2, Class MI2,
                    7.14s, 2032                                                                           3,114,319
          7,953,098 Xerox Equipment Lease Owner Trust 144A FRB Ser. 01-1,
                    Class A, 3.9s, 2008                                                                   7,953,098
                                                                                                     --------------
                    Total Asset-Backed Securities (cost $201,144,370)                                $  197,218,955

PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             11,714 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                            $          117
              2,855 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                     162,450
             17,322 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                    1,610,946
                  1 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                        8,700
                                                                                                     --------------
                    Total Preferred Stocks (cost $2,253,047)                                         $    1,782,213

COMMON STOCKS (--%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                150 AmeriKing, Inc.                                                                  $            2
          4,455,936 Contifinancial Corp. Liquidating Trust units                                            222,797
              3,544 Fitzgerald Gaming Corp.                                                                      35
                310 Genesis Health Ventures, Inc.                                                             5,828
                441 PSF Holdings LLC Class A                                                                925,071
                                                                                                     --------------
                    Total Common Stocks (cost $4,998,856)                                            $    1,153,733

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  4 Anker Coal Group, Inc. 144A                                           10/28/09   $            1
             24,000 CGA Group, Ltd. 144A                                                  2/11/07               240
              1,285 Club Regina, Inc. 144A                                                12/1/04                13
                521 Genesis Health Ventures, Inc.                                         10/1/02             1,256
                315 McCaw International, Ltd.                                             4/15/07                 3
                390 Telehub Communications Corp. 144A                                     7/31/05                 1
                835 UIH Australia/Pacific, Inc. 144A                                      5/15/06                 8
                673 United Artists Theatre                                                3/2/08              5,382
                                                                                                     --------------
                    Total Warrants (cost $282,672)                                                   $        6,904

CONVERTIBLE PREFERRED STOCKS (--%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 51 Anker Coal Group, Inc. 14.25% cv. pfd.                                           $          255
                129 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                              32
                                                                                                     --------------
                    Total Convertible Preferred Stocks (cost $220,600)                               $          287

SHORT-TERM INVESTMENTS (12.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        50,000,000 Asset Securitization Cooperative Corp. for an
                    effective yield of 1.76%, May 8, 2002                                            $   49,982,889
         50,000,000 Citicorp. for an effective yield of 1.80%, May 13, 2002                              49,970,000
         75,000,000 Delaware Funding Corp. for an effective yield of 1.76%, May 8, 2002                  74,974,333
         35,000,000 Eureka Securitization, Inc. for an effective yield of 1.78%, May 15, 2002            34,975,772
         21,566,000 Falcon Asset Securitization Corp. for an effective yield of 1.81%,
                    May 15, 2002                                                                         21,551,072
         50,000,000 National Australia Funding for an effective yield of 1.74%, May 6, 2002              49,987,917
         31,977,000 Old Line Funding Corp. for an effective yield of 1.80%, May 13, 2002                 31,957,814
         44,100,000 Park Avenue Receivables Corp. for an effective yield of 1.80%,
                    May 13, 2002                                                                         44,073,540
         60,775,000 Interest in $750,000,000 joint tri-party repurchase agreement dated April 30, 2002 with Warburg Securities due May 1, 2002 with respect to various U.S. Government obligations --
                    maturity value of $60,778,241 for an effective yield of 1.92%                        60,775,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $418,248,337)                                 $  418,248,337
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $4,178,259,242) (b)                                      $4,177,767,253
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,381,200,479.

  (b) The aggregate identified cost on a tax basis is $4,179,606,529 resulting in gross unrealized appreciation and depreciation of $55,286,535 and $57,125,811, respectively, or net unrealized depreciation of $1,839,276.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2002 was $18,354,987 or 0.5% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2002.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at April 30, 2002, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at April 30, 2002
                          Market      Aggregate Face    Delivery   Unrealized
                          Value           Value          Date     Depreciation
------------------------------------------------------------------------------
British Pounds         $18,394,776     $17,889,145     6/19/02       $(505,631)
------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2002
                                      Aggregate Face  Expiration   Unrealized
                       Total Value        Value          Date     Appreciation
------------------------------------------------------------------------------
Euro 90 day (Long)    $134,905,463    $134,347,950      Jun-02      $  557,513
US Treasury Bond
(Long)                  14,937,625      14,558,437      Jun-02         379,188
US Treasury Note 5
yr (Long)              111,667,359     110,325,680      Jun-02       1,341,679
US Treasury Note
10yr (Long)             87,828,000      86,745,875      Jun-02       1,082,125
------------------------------------------------------------------------------
                                                                    $3,360,505
------------------------------------------------------------------------------
TBA Sales Commitments at April 30, 2002
(Proceeds receivable $495,397,519)
                                         Principal    Settlement
Agency                                     Amount        Date           Value
------------------------------------------------------------------------------
FNMA, 7 1/2s, May
2032                                  $    600,000     5/13/02    $    607,128
FNMA, 7s, May 2017                      98,324,000     5/16/02     102,718,100
FNMA, 6 1/2s, May
2017                                   299,682,000     5/16/02     308,765,361
FNMA, 6s, May 2017                      82,381,000     5/16/02      83,462,663
------------------------------------------------------------------------------
                                                                  $495,553,252
------------------------------------------------------------------------------
Swap Contracts Outstanding at April 30, 2002
                                          Notional   Termination   Unrealized
                                           Amount       Date      Depreciation
------------------------------------------------------------------------------
Agreement with
Morgan Stanley
Capital Services,
Inc. dated
September 28,
2000 to pay
semi-annually the
notional
multiplied by
6.94% and receive
quarterly the
notional amount
multiplied by
three month
USD-LIBOR-BBA.                          $28,000,000    Oct-10      $(3,007,064)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$4,178,259,242) (Note 1)                                                    $ 4,177,767,253
-------------------------------------------------------------------------------------------
Cash                                                                              7,503,028
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        34,827,160
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           15,847,512
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  644,868,487
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            190,547
-------------------------------------------------------------------------------------------
Total assets                                                                  4,881,003,987

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                982,421,673
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       12,140,029
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,987,371
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          683,226
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       124,993
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         13,622
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,160,987
-------------------------------------------------------------------------------------------
Payable for open forward contracts (Note 1)                                         505,631
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                          3,007,064
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$495,397,519) (Note 1)                                                          495,553,252
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              205,660
-------------------------------------------------------------------------------------------
Total liabilities                                                             1,499,803,508
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,381,200,479

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $ 3,664,948,612
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (5,580,201)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (277,370,289)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                  (797,643)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $3,381,200,479

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,203,570,020 divided by 184,880,853 shares)                                        $6.51
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.51)*                                $6.83
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($472,019,786 divided by 72,945,697 shares)**                                         $6.47
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($30,077,929 divided by 4,633,496 shares)**                                           $6.49
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,254,659,102 divided by 194,249,181 shares)                                        $6.46
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.46)*                                $6.68
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($420,873,642 divided by 64,371,456 shares)                                           $6.54
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $ 96,763,629
-------------------------------------------------------------------------------------------
Dividends                                                                           104,385
-------------------------------------------------------------------------------------------
Total investment income                                                          96,868,014

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  7,917,301
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,344,728
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    18,653
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     20,316
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,499,429
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,324,904
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               147,272
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             2,827,545
-------------------------------------------------------------------------------------------
Other                                                                               514,977
-------------------------------------------------------------------------------------------
Total expenses                                                                   17,615,125
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (208,790)
-------------------------------------------------------------------------------------------
Net expenses                                                                     17,406,335
-------------------------------------------------------------------------------------------
Net investment income                                                            79,461,679
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (2,157,346)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   2,427,362
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                         226,735
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                184,960
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                               (414,693)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts, TBA sale
commitments and swap contracts during the period                                (77,288,762)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (77,021,744)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $  2,439,935
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                              $   79,461,679        $  154,912,414
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                             681,711           (12,533,839)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                      (77,703,455)          192,218,620
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    2,439,935           334,597,195
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (33,392,272)          (67,078,939)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (11,308,109)          (22,469,710)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (709,174)             (975,597)
-------------------------------------------------------------------------------------------------------
   Class M                                                            (30,733,798)          (61,932,203)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (8,801,625)          (12,278,194)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --              (804,190)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (269,383)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (11,696)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (742,487)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (147,200)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     444,009,741           260,547,901
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                          361,504,698           428,435,497

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 3,019,695,781         2,591,260,284
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $5,580,201
and $96,902, respectively)                                         $3,381,200,479        $3,019,695,781
-------------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.69        $6.29        $6.44        $6.87        $7.14        $7.02
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .17(c)       .38(c)       .43(c)       .40(c)       .48(c)       .45
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .43         (.16)        (.40)        (.28)         .15
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     --          .81          .27           --          .20          .60
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.41)        (.42)        (.40)        (.40)        (.44)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.02)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.04)        (.04)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --         (.01)        (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.41)        (.42)        (.43)        (.47)        (.48)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.51        $6.69        $6.29        $6.44        $6.87        $7.14
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.04*       13.39         4.39         (.09)        2.78         8.88
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,203,570   $1,251,190     $946,755   $1,160,121   $1,426,583   $1,296,600
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .47*         .95          .95          .96         1.02         1.17
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.60*        5.93         6.86         5.95         6.69         6.39
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                138.38*(e)   233.83(e)    207.35       209.02       257.12       265.71
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.65        $6.25        $6.41        $6.83        $7.11        $6.99
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .14(c)       .33(c)       .38(c)       .35(c)       .42(c)       .39
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.16)         .44         (.17)        (.39)        (.28)         .16
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.02)         .77          .21         (.04)         .14          .55
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.37)        (.37)        (.35)        (.36)        (.39)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.02)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.04)        (.04)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --         (.01)        (.02)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.16)        (.37)        (.37)        (.38)        (.42)        (.43)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.47        $6.65        $6.25        $6.41        $6.83        $7.11
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.33)*      12.63         3.46         (.69)        1.92         8.15
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $472,020     $474,783     $373,336     $458,766     $494,703     $403,704
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .84*        1.70         1.70         1.71         1.77         1.92
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.23*        5.19         6.11         5.20         5.92         5.64
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                138.38*(e)   233.83(e)    207.35       209.02       257.12       265.71
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                     Six months
                                       ended                              For the period
Per-share                            April 30           Year ended        July 26, 1999+
operating performance               (Unaudited)         October 31        to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.67        $6.27        $6.43        $6.54
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (c)                .14(c)       .32          .39          .10
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.16)         .45         (.17)        (.11)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.02)         .77          .22         (.01)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.37)        (.38)        (.10)
----------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --           --(d)
----------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --(d)
----------------------------------------------------------------------------------------
Total distributions                     (.16)        (.37)        (.38)        (.10)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.49        $6.67        $6.27        $6.43
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.35)*      12.61         3.53         (.13)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $30,078      $34,545      $10,363       $1,869
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .84*        1.70         1.70          .46*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.23*        5.03         6.17         1.36*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                138.38*(e)   233.83(e)    207.35       209.02
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.64        $6.25        $6.41        $6.84        $7.11        $6.99
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .16(c)       .37(c)       .42(c)       .38(c)       .47(c)       .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .42         (.17)        (.40)        (.28)         .16
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.01)         .79          .25         (.02)         .19          .59
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.17)        (.40)        (.41)        (.38)        (.39)        (.43)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.02)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.04)        (.04)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --         (.01)        (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.17)        (.40)        (.41)        (.41)        (.46)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.46        $6.64        $6.25        $6.41        $6.84        $7.11
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.05)*      13.10         4.05         (.26)        2.58         8.74
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,254,659   $1,024,351   $1,066,539   $1,623,061   $1,188,620     $368,297
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .59*        1.20         1.20         1.21         1.27         1.42
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.48*        5.74         6.61         5.68         6.53         5.76
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                138.38*(e)   233.83(e)    207.35       209.02       257.12       265.71
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.72        $6.31        $6.46        $6.88        $7.15        $7.02
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18(c)       .39(c)       .45(c)       .41(c)       .50(c)       .47
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .45         (.17)        (.39)        (.28)         .16
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .01          .84          .28          .02          .22          .63
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.43)        (.43)        (.41)        (.42)        (.46)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.02)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.04)        (.04)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --         (.01)        (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.43)        (.43)        (.44)        (.49)        (.50)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.54        $6.72        $6.31        $6.46        $6.88        $7.15
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.13*       13.73         4.58          .27         3.02         9.23
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $420,874     $234,826     $194,267     $255,873     $246,405     $170,902
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .34*         .70          .70          .71          .77          .92
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.75*        6.23         7.11         6.19         6.92         6.64
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                138.38*(e)   233.83(e)    207.35       209.02       257.12       265.71
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and dividend-paying common stocks.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to Putnam College Advantage as well as defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

I) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

K) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2002, there were no securities loaned.

L) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2002, the fund had no borrowings against the line of credit.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $275,521,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $ 21,203,000    October 31, 2006
   120,511,000    October 31, 2007
   124,225,000    October 31, 2008
     9,582,000    October 31, 2009

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2002, the fund's expenses were reduced by $208,790 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,797 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $171,034 and $959,640 from the sale of class A and class M shares, respectively, and received $527,722 and $8,158 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received $9,775 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,331,291,454 and $1,391,965,464, respectively. Purchases and sales of U.S. government obligations aggregated $6,115,414,096 and $5,999,474,168, respectively.

Written option transactions during the six months are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of period                           $     --         $        --
---------------------------------------------------------------------------
Options opened                                  13,500           1,190,650
---------------------------------------------------------------------------
Options expired                                     --                  --
---------------------------------------------------------------------------
Options closed                                 (13,500)         (1,190,650)
---------------------------------------------------------------------------
Written options
outstanding at
end of period                                 $     --         $        --
---------------------------------------------------------------------------

Note 4
Capital shares

At April 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 32,670,475       $ 212,907,812
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             4,335,729          28,122,242
---------------------------------------------------------------------------
                                            37,006,204         241,030,054

Shares repurchased                         (39,087,020)       (254,371,183)
---------------------------------------------------------------------------
Net decrease                                (2,080,816)      $ (13,341,129)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 90,242,162       $ 591,873,106
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             9,788,499          55,943,073
---------------------------------------------------------------------------
                                           100,030,661         647,816,179

Shares repurchased                         (63,649,380)       (411,399,415)
---------------------------------------------------------------------------
Net increase                                36,381,281       $ 236,416,764
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,292,115        $ 86,192,589
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,411,956           9,108,056
---------------------------------------------------------------------------
                                            14,704,071          95,300,645

Shares repurchased                         (13,125,696)        (84,914,478)
---------------------------------------------------------------------------
Net increase                                 1,578,375        $ 10,386,167
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,709,206       $ 230,855,186
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,775,237          17,766,356
---------------------------------------------------------------------------
                                            38,484,443         248,621,542

Shares repurchased                         (26,821,980)       (172,411,013)
---------------------------------------------------------------------------
Net increase                                11,662,463       $  76,210,529
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,662,960        $ 10,868,954
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                88,551             573,080
---------------------------------------------------------------------------
                                             1,751,511          11,442,034

Shares repurchased                          (2,294,771)        (15,056,444)
---------------------------------------------------------------------------
Net decrease                                  (543,260)       $ (3,614,410)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,814,537        $ 37,862,766
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               130,381             839,549
---------------------------------------------------------------------------
                                             5,944,918          38,702,315

Shares repurchased                          (2,420,766)        (15,760,788)
---------------------------------------------------------------------------
Net increase                                 3,524,152        $ 22,941,527
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 56,018,880       $ 361,620,086
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               154,578             995,122
---------------------------------------------------------------------------
                                            56,173,458         362,615,208

Shares repurchased                         (16,135,528)       (104,145,223)
---------------------------------------------------------------------------
Net increase                                40,037,930       $ 258,469,985
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 38,463,579       $ 247,664,537
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               329,857           2,107,907
---------------------------------------------------------------------------
                                            38,793,436         249,772,444

Shares repurchased                         (55,278,044)       (353,275,310)
---------------------------------------------------------------------------
Net decrease                               (16,484,608)      $(103,502,866)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,120,985        $229,452,569
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,351,663           8,801,625
---------------------------------------------------------------------------
                                            36,472,648         238,254,194

Shares repurchased                          (7,060,450)        (46,145,066)
---------------------------------------------------------------------------
Net increase                                29,412,198        $192,109,128
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,409,164       $ 230,463,985
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,923,808          12,425,394
---------------------------------------------------------------------------
                                            37,332,972         242,889,379

Shares repurchased                         (33,161,182)       (214,407,432)
---------------------------------------------------------------------------
Net increase                                 4,171,790       $  28,481,947
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to November 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +
INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
High Yield Trust II *
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
Strategic Income Fund *
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin Cronin
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA035-79306  004/312/510/514  6/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Income Fund
Supplement to Semiannual Report dated 4/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 4/30/02

                                                       NAV
6 months                                               0.13%
1year                                                  7.17
5 year                                                31.29
Annual average                                         5.60
10 years                                              94.23
Annual average                                         6.86
Life of fund (since class A inception, 11/1/54)
Annual average                                         8.33

Share value:                                           NAV
10/31/01                                              $6.72
4/30/02                                               $6.54
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     6       $0.186           --           $0.186
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.